UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 17, 2022
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street
Syracuse,	New York		13203
(Address of principal executive office)			(Zip Code)

Registrant’s telephone number, including area code:		(315)	424-0513

N/A
(Former name or former address, if changed since last report.)
____________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 17, 2022, Carrols Restaurant Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected or re-elected Paulo A. Pena, Matthew Perelman and John D. Smith as Class I directors, to each serve a three-year term that expires at the Company's 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) voted to adopt, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as described in the Company’s Proxy Statement under “Executive Compensation”, and (iii) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022 fiscal year.

The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Paulo A. Pena, Matthew Perelman and John D. Smith as Class I Directors.

Name	For	Against	Abstain	Broker Non-Vote
Paulo A. Pena	45,533,636	437,091	40,058	6,683,592
Matthew Perelman	44,348,537	1,633,882	28,366	6,683,592
John D. Smith	43,653,001	441,805	1,915,979	6,683,592

Proposal 2. Approval, on an advisory basis, of a resolution approving the compensation of the Company's Named Executive Officers as described in the Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
43,345,386	1,977,553	687,846	6,683,592

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2022 fiscal year.

For	Against	Abstain
52,428,552	71,676	194,149

Additionally, on June 17, 2022, the holders of all of the outstanding shares of the Company's Series B Convertible Preferred Stock voted to re-elect Thomas B. Curtis and Matthew Dunnigan to the Company’s Board of Directors. Mr. Curtis and Mr. Dunnigan each will serve as a Class B Director for a one-year term that expires at the Company’s 2023 Annual Meeting of Stockholders or until their respective successors shall have been elected and qualified.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits
104 Cover Page Interactive Data File (formatted as Inline XBRL)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2022

CARROLS RESTAURANT GROUP, INC.

By:	/s/ Jared L. Landaw
Name:	Jared L. Landaw
Title:	Vice President, General Counsel and Secretary